Exhibit 99.2

FGL Holdings (“F&G”; NYSE: FG)
Investor Supplement
December 31, 2018
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

Fidelity & Guaranty Life (“FGL”; NYSE: FGL), a former majority owned subsidiary of HRG Group, Inc. (“HRG”; NYSE: HRG), completed the merger with CF Corporation (NASDAQ: CFCO) (“CF Corp”) and its related entities (“CF Entities”), on November 30, 2017 ("Closing Date"). As a result of the Business Combination completed November 30, 2017, CF Corp changed their name to FGL Holdings (NYSE: FG). For accounting purposes, FGL Holdings was determined to be the acquirer and FGL was deemed the acquired party and accounting predecessor. In addition, on November 30, 2017 CF Corp acquired all of the issued and outstanding shares of Front Street Re Cayman Ltd. (“FSRC”) and F&G Reinsurance, Ltd. (“F&G Re”) (formerly known as Front Street Re Ltd., and, together with FSRC herein referred to as the “FSR Companies”). Our financial statement presentation includes the financial statements of FGL and its subsidiaries as “Predecessor” for the periods prior to the completion of the Business Combination and FGL Holdings, including the consolidation of FGL and its subsidiaries and FSR Companies, for periods from and after the Closing Date.

As disclosed in the Company’s Form 10-K for the year ended December 31, 2018, the Company identified immaterial errors during the quarters ended September 30, 2018 and June 30, 2018. Management recorded immaterial out of period adjustments and updated the respective balance previously reported for the quarters ended June 30, 2018 and March 31, 2018 and the period ended December 31, 2017 within the financial statements and financial exhibits included herein. See "Note 2. Significant Accounting Policies and Practices" to our audited consolidated financial statements for additional information.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures.

FGL HOLDINGS
Financial Supplement
December 31, 2018
(All periods are unaudited)

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

NON-GAAP FINANCIAL MEASURES
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The following represents the definitions of non-GAAP measures used by the FGL Holdings.
Adjusted Operating Income (AOI)
AOI is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate:
(i) the impact of net investment gains/losses, including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies,
(ii) the impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries,
(iii) the tax effect of affiliated reinsurance embedded derivative,
(iv) the effect of change in fair value of the reinsurance related embedded derivative,
(v) the effect of integration, merger related & other non-operating items,
(vi) impact of extinguishment of debt, and
(vii) net impact from Tax Cuts and Jobs Act.
Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.
Beginning with the quarter ended March 31, 2018, the Company updated its AOI definition to remove the residual impacts of fair value accounting on its FIA products, including gains and losses on derivatives hedging those policies. Management believes the revised measure enhances the understanding of the business post-merger and is more useful and relevant to investors as compared to the previous definition which eliminated only the effects of changes in the interest rates used to discount the FIA embedded derivative. Periods shown prior to March 31, 2018 have not been adjusted to reflect the new definition. Beginning with the quarter ended December 31, 2018, the Company updated its AOI definition to remove the incremental change due to the impact of the fair value accounting election for international subsidiaries. Management believes this revision will enhance the understanding of our business as the Company executes its growth strategy through international third party assumed business and is more relevant to investors as the impact of fair value accounting election can create an increases/decreases in the assumed liabilities that does not match the increase/decrease of the corresponding assets. This change will be applied on a prospective basis as the Company executes its growth strategy through international third party assumed reinsurance.
AOI Available to Common Shareholders
AOI available to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate the same items as described in the AOI paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Common Shareholders’ Equity
Common Shareholders’ Equity is based on Total Shareholders’ Equity excluding Equity Available to Preferred Shareholders. Management considers this to be a useful measure internally and to investors to assess the level of equity that is attributable common stock holders.
Common Shareholders’ Equity Excluding AOCI
Common Shareholders’ Equity Excluding AOCI is based on Common Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on common equity.
Equity Available to Preferred Shareholders
Equity available to preferred shareholders is equal to the product of (a) the number of preferred shares outstanding plus share dividends declared but not yet issued and (b) the original liquidation preference amount per share. Management considers this non-GAAP measure to provide useful information internally and to investors and analysts to assess the level of equity that is attributable to preferred stock holders.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company.
GAAP Book Value per Common Share (including and excluding AOCI)
GAAP Book Value per Common Share including and excluding AOCI is calculated as Common Shareholders’ Equity and Common Shareholders Equity Excluding AOCI divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company.
Statutory Book Value per Common Share (including and excluding Interest maintenance reserve ("IMR") and asset valuation reserve ("AVR"))
Statutory Book Value per Common Share including IMR and AVR is calculated as Fidelity & Guaranty Life Insurance Company ("FGL Insurance")’s statutory basis capital and surplus plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI divided by the total number of shares of common stock outstanding at FGL Holdings. Statutory Book Value per Common Share excluding IMR and AVR is calculated as FGL Insurance’s statutory basis capital and surplus excluding IMR and AVR plus the international insurance entities’ common shareholder’s equity and related distributable capital, excluding AOCI, divided by the total number of shares of common stock outstanding at FGL Holdings. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of our primary insurance entities.
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders' Equity is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity. Average Common Shareholders Equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders’ Equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.

Return on Average Common Shareholders Equity Excluding AOCI

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Return on Average Common Shareholders' Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity Excluding AOCI is calculated using the beginning and ending Common Shareholders’ Equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Adjusted Operating Return on Average Common Shareholders’ Equity Excluding AOCI
Adjusted Operating Return on Common Shareholders’ Equity Excluding AOCI is calculated by dividing AOI Available to Common Shareholders’ by total average Common Shareholders’ Equity Excluding AOCI. Average Common Shareholders’ Equity Excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average Common Shareholders Equity is calculated using the beginning and ending Common Shareholders Equity, Excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. As a result of the merger, the starting point for calculation of average Common Shareholders’ Equity was reset to December 1, 2017. The rolling average will be updated from the merger date forward to use available historical data points for the successor until 5 historical data points are available. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on common equity.
Debt-to-Capital excluding AOCI
Debt-to-capital ratio is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% Equity Available to Preferred Shareholders by total capitalization excluding AOCI less a 50% credit for Equity Available to Preferred Shareholders. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; (iii) accrued investment income; (iv) funds withheld at fair value; (v) the net payable/receivable for the purchase/sale of investments and (iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.
Investment Book Yield

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on the Company’s income generating invested assets.
NON-GAAP FINANCIAL MEASURES : Predecessor
While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results. The Predecessor's non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner. The following represents the definitions of non-GAAP measures used by the Predecessor entity.
AOI
AOI is a non-GAAP economic measure the Predecessor used to evaluate financial performance each period. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of the reinsurance related embedded derivative and (iv) the effect of integration and merger related expenses. All adjustments to AOI are net of the corresponding VOBA and DAC impact. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments were an integral part of the overall performance of the Predecessor, market conditions impacting these items could overshadow the underlying performance of the Predecessor's business. Accordingly, the Predecessor believed using a measure which excluded their impact was effective in analyzing the trends of their operations. For the period ended November 30, 2017, the Predecessor changed their definition of AOI to exclude the effects of integration and merger related expenses due to the volume of integration and merger expenses incurred during the two months ended November 30, 2017. Predecessor management believed the exclusion of these charges provided users of the financial statements a more representative view of the results of the core business of the Predecessor for that period. Predecessor periods shown prior to November 30, 2017 have been adjusted to reflect the new definition.
Total Capitalization Excluding AOCI
Total Capitalization Excluding AOCI is based on shareholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Book Value per share (including and excluding AOCI) (presented herein as Book Value per common share including and excluding AOCI)
Book Value per share including and excluding AOCI is calculated as shareholders’ equity and shareholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess capital position of the Predecessor.
Return on Average Shareholders’ Equity (presented herein as Return on Average Common Shareholders’ Equity)
Return on Average Shareholders’ Equity is calculated by dividing net income (loss) available to shareholders by total average shareholders’ equity. Average shareholders’ equity for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this to be a useful measure internally and for investors and analysts to assess the level of return driven by the Company that is attributable to common shareholders.
Return on Average Shareholders’ Excluding AOCI (presented herein as Return on Average Common Shareholders’ Equity Excluding AOCI)
Return on Average Shareholders’ Equity Excluding AOCI is calculated by dividing net income (loss) available to common shareholders by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity excluding AOCI is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, the

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned return on shareholders’ equity.
Adjusted Operating Return on Equity Excluding AOCI (presented herein as Adjusting Operating return on common shareholders’ equity, excluding AOCI)
Adjusted Operating Return on Equity Excluding AOCI is calculated by dividing AOI by total average shareholders’ equity excluding AOCI. Average shareholders’ equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average shareholders’ equity is calculated using the beginning and ending shareholders’ equity, excluding AOCI, for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized. The Predecessor considered this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of adjusted earned return on equity.
Total Debt to Capitalization, excluding AOCI
Total Debt to Capitalization, excluding AOCI is computed by dividing total debt by total capitalization excluding AOCI. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Rating Agency Adjusted Debt to Capitalization, excluding AOCI
Rating Agency Adjusted Debt to Capitalization, excluding AOCI is computed by dividing the sum of total debt and 50% preferred equity by total capitalization excluding AOCI less a 50% preferred equity credit. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position.
Average Assets Under Management (AAUM)
AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; and (iii) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
Yield on AAUM
Yield on AAUM is calculated by dividing annualized net investment income by AAUM. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
Net Investment Spread
Net investment spread is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging the Predecessor’s risk on FIA policies. The Predecessor considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Predecessor’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.
Investment Book Yield
Investment book yield on bonds purchased during the period excludes yield on short-term treasuries and cash and cash equivalents. The Predecessor considered this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return on their income generating invested assets.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

FGL HOLDINGS
Consolidated Financial Highlights

	Three months ended				One month ended	Two months ended	Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Premiums	$9	$12	$15	$18	$3	$7	$54	$41
Net investment income	295	267	282	263	92	174	1,107	1,031
Net investment gains (losses)	(555)	119	(2)	(191)	42	146	(629)	453
Insurance and investment product fees and other	40	46	45	48	28	35	179	192
Total revenues	(211)	444	340	138	165	362	711	1,717

Net income (loss)	$(148)	$56	$40	$65	$(91)	$28	$13	$52
Adjusted Operating Income ("AOI") (1)	$84	$69	$65	$68	$3	$36	$286	$184
Dividends on preferred stock	(8)	(7)	(7)	(7)	(2)	—	(29)	(2)
AOI available to common shareholders	76	62	58	61	1	36	257	182

Per Unrestricted Common Shares Amounts:
Basic:
Net income (loss) available to common shareholders	$(0.70)	$0.23	$0.15	$0.27	$(0.44)	$0.48	$(0.07)	$0.23
AOI available to common shareholders (1)	$0.34	$0.29	$0.27	$0.28	$—	$0.62	$1.19	$0.85
Diluted:
Net income (loss) available to common shareholders	$(0.70)	$0.23	$0.15	$0.27	$(0.44)	$0.47	$(0.07)	$0.23
AOI available to common shareholders (1)	$0.34	$0.29	$0.27	$0.28	$—	$0.62	$1.19	$0.85

Dividends Paid to Common Shareholders Per Share	$—	$—	$—	$—	$—	$0.065	$—	$0.260

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

	Three months ended				One month ended	Two months ended	Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

At Period End
Cash and cash equivalents	$571	$944	$1,710	$1,157	$1,215	$924	$571	$1,215
Total investments	$23,917	$24,411	$22,860	$23,232	$23,604	$23,326	$23,917	$23,604
Total assets	$30,945	$30,960	$30,004	$29,651	$29,923	$29,227	$30,945	$29,923
Contractholder funds	$23,387	$23,164	$22,504	$22,045	$21,827	$21,083	$23,387	$21,827
Future policy benefits	$4,641	$4,631	$4,710	$4,711	$4,751	$3,401	$4,641	$4,751
Debt (including revolving credit facility)	$541	$540	$540	$442	$412	$405	$541	$412
Total equity	$890	$1,474	$1,382	$1,666	$1,963	$2,284	$890	$1,963
Total equity excluding Accumulated Other Comprehensive Income (AOCI)	$1,827	$2,043	$1,985	$1,944	$1,888	$1,729	$1,827	$1,888
Common shares issued and outstanding	221.06	214.37	214.37	214.37	214.37	59.00	221.06	214.37

GAAP Book value per common share (1)	$2.19	$5.02	$4.62	$5.98	$7.40	$38.71	$2.19	$7.40
GAAP Book value per common share excluding AOCI (1)	$6.43	$7.67	$7.44	$7.28	$7.05	$29.31	$6.43	$7.05
Debt to total Capitalization excluding AOCI (1)	23.1%	21.2%	21.7%	18.5%	17.9%	19.0%	23.1%	17.9%
Return on average common shareholders' equity excluding AOCI (1)	(40.7)%	12.1%	8.4%	15.1%	N/M	6.5%	(1.0)%	N/M
Statutory Book value per share (1) (2)	$8.15	$8.83	$8.87	$8.32	$8.30	$25.91	$8.15	$8.30
Statutory Book value per share excluding IMR and AVR (1) (2)	$10.78	$11.65	$11.58	$10.98	$10.97	$34.99	$10.78	$10.97
(1) Refer to "Non-GAAP Financial Measures" for further details
(2) Statutory book value per share measures reflect an increase in the share count at December 31, 2018 as a result of the tender of warrants on our common stock. The book value of our international subsidiaries and statutory per share measures have been trued-up in prior periods to be more representative of our combined regulatory capital position.
N/M - Not meaningful

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

FGL HOLDINGS
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Investments:
Fixed maturity securities, available-for-sale, at fair value (amortized cost: December 31, 2018 - $22,219; December 31, 2017 - $20,847)	$21,109	$21,421	$20,326	$21,040	$20,963
Equity securities, at fair value (cost: December 31, 2018 - $1,526; December 31, 2017 - $1,392)	1,382	1,440	1,344	1,095	1,388
Derivative investments	97	432	312	293	492
Short term investments	—	15	—	—	25
Mortgage loans	667	497	525	528	548
Other invested assets	662	606	353	276	188
Total investments	23,917	24,411	22,860	23,232	23,604
Cash and cash equivalents	571	944	1,710	1,157	1,215
Accrued investment income	216	230	215	240	211
Funds withheld for reinsurance receivables, at fair value	757	708	769	748	756
Reinsurance recoverable	3,190	2,460	2,476	2,495	2,494
Intangibles, net	1,359	1,205	1,070	947	853
Deferred tax assets, net	343	285	283	260	182
Goodwill	467	467	467	467	467
Other assets	125	250	154	105	141
Total assets	$30,945	$30,960	$30,004	$29,651	$29,923

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds (a)	$23,387	$23,164	$22,504	$22,045	$21,827
Future policy benefits, including $725 and $728 at fair value at December 31, 2018 and December 31, 2017, respectively (b)	4,641	4,631	4,710	4,711	4,751
Funds withheld for reinsurance liabilities	722	3	2	3	2
Liability for policy and contract claims (c)	64	60	74	70	78
Debt	541	540	540	307	307
Revolving credit facility	—	—	—	135	105
Other liabilities	700	1,088	792	714	890
Total liabilities	30,055	29,486	28,622	27,985	27,960

Shareholders' equity:
Preferred stock ($.0001 par value, 100,000,000 shares authorized, 399,033 and 375,000 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively)	—	—	—	—	—
Common stock ($.0001 par value, 800,000,000 shares authorized, 221,660,974 and 214,370,000 issued and outstanding at December 31, 2018 and December 31, 2017, respectively	—	—	—	—	—
Additional paid-in capital	1,998	2,056	2,047	2,039	2,037
Retained earnings (Accumulated deficit)	(167)	(13)	(62)	(95)	(149)
Accumulated other comprehensive income (loss)	(937)	(569)	(603)	(278)	75
Treasury stock, at cost (600,000 shares at December 31, 2018; no shares at December 31, 2017)	(4)	—	—	—	—
Total shareholders' equity	890	1,474	1,382	1,666	1,963
Total liabilities and shareholders' equity	$30,945	$30,960	$30,004	$29,651	$29,923

Equity attributable to preferred shareholders (1)	$406	$398	$391	$384	$377
(1) Refer to "Non-GAAP Financial Measures" for further details
(a) Contractholder funds include amounts on deposit for annuity and universal life contracts plus the fair value of future index credits and guarantees on our FIA and IUL products.
(b) Future policy benefits include the present value of future benefits on our traditional life insurance products, life contingent SPIA contracts, long-term care block and offshore reinsurance annuity products.
(c) Liability for policy and contract claims represents policyholder pending claims.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three months ended				One month ended	Two months ended	Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Revenues:
Traditional life insurance premiums	$7	$7	$7	$9	$3	$6	$30	$26
Life contingent immediate annuity	2	5	8	9	—	1	24	15
Net investment income	295	267	282	263	92	174	1,107	1,031
Net investment gains (losses)	(555)	119	(2)	(191)	42	146	(629)	453
Surrender charges	9	9	12	14	3	10	44	40
Cost of insurance fees and other income	31	37	33	34	25	25	135	152
Total revenues	(211)	444	340	138	165	362	711	1,717
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	20	17	22	18	7	12	77	69
Life contingent immediate annuity benefits and changes in future policy benefits	12	13	13	18	11	13	56	88
Interest sensitive and index product benefits and changes in future policy benefits	(84)	267	182	(75)	106	202	290	1,017
General expenses	47	31	37	34	11	47	150	153
Acquisition expenses	106	94	94	55	27	44	348	289
Deferred acquisition costs ("DAC")	(98)	(85)	(85)	(49)	(22)	(40)	(317)	(266)
Amortization of intangibles	(23)	28	17	27	4	36	49	110
Total benefits and expenses	(20)	365	280	28	144	314	653	1,460
Operating income	(191)	79	60	110	21	48	58	257
Interest expense	(8)	(8)	(7)	(6)	(2)	(4)	(29)	(24)
Income before income taxes	(199)	71	53	104	19	44	29	233
Income tax expense	51	(15)	(13)	(39)	(110)	(16)	(16)	(181)
Net income (loss)	$(148)	$56	$40	$65	$(91)	$28	$13	$52
Less Preferred stock dividend	8	7	7	7	2	—	29	2
Net income (loss) available to common shareholders	$(156)	$49	$33	$58	$(93)	$28	$(16)	$50

Net income (loss) per common share:

Basic	$(0.70)	$0.23	$0.15	$0.27	$(0.44)	$0.48	$(0.07)	$0.23
Diluted	$(0.70)	$0.23	$0.15	$0.27	$(0.44)	$0.47	$(0.07)	$0.23
Weighted average common shares used in computing net income per common share:
Basic	220.91	214.37	214.37	214.37	214.37	58.34	216.02	214.37
Diluted	220.91	214.42	214.38	214.37	214.37	58.49	216.02	214.37

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Reconciliation from Net Income (Loss) to AOI

	Three months ended				One month ended	Two months ended	Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Net income (loss)	$(148)	$56	$40	$65	$(91)	$28	$13	$52
Adjustments to arrive at AOI:
Effect of investment losses (gains), net of offsets (a)	174	38	37	39	—	(6)	288	8
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	77	(30)	(9)	(63)	(8)	(10)	(25)	(21)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a) (c)	—	—	—	—	—	(1)	—	20
Effect of integration, merger related & other non-operating items	25	4	3	8	(8)	29	40	30
Effects of extinguishment of debt	—	—	(2)	—	—	—	(2)	—
Tax effect of affiliated reinsurance embedded derivative	(15)	—	—	15	(20)	—	—	(20)
Net impact of Tax Cuts and Jobs Act (d)	—	3	—	—	131	—	3	131
Tax impact of adjusting items	(29)	(2)	(4)	4	(1)	(4)	(31)	(16)
AOI	$84	$69	$65	$68	$3	$36	$286	$184
Dividends on preferred stock	(8)	(7)	(7)	(7)	(2)	—	(29)	(2)
AOI available to common shareholders	$76	$62	$58	$61	$1	$36	$257	$182

Per diluted common share:
Net income (loss) available to common shareholders	$(0.70)	$0.23	$0.15	$0.27	$(0.44)	$0.47	$(0.07)	$0.23
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets (a)	0.78	0.18	0.17	0.18	—	(0.10)	1.33	0.04
Impacts related to changes in the fair values of FIA related derivatives and embedded derivatives, net of hedging cost, and the fair value accounting impacts of assumed reinsurance by our international subsidiaries (a) (b)	0.35	(0.14)	(0.04)	(0.29)	(0.04)	(0.17)	(0.12)	(0.10)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a) (c)	—	—	—	—	—	(0.02)	—	0.09
Effect of integration, merger related & other non-operating items	0.11	0.02	0.01	0.04	(0.04)	0.50	0.19	0.14
Effects of extinguishment of debt	—	—	(0.01)	—	—	—	(0.01)	—
Tax effect of affiliated reinsurance embedded derivative	(0.07)	—	—	0.07	(0.09)	—	—	(0.09)
Net impact of Tax Cuts and Jobs Act (d)	—	0.01	—	—	0.61	—	0.01	0.61
Tax impact of adjusting items	(0.13)	(0.01)	(0.01)	0.01	—	(0.06)	(0.15)	(0.07)
AOI available to common shareholders per diluted share	$0.34	$0.29	$0.27	$0.28	$—	$0.62	$1.19	$0.85
(a) Amounts are net of offsets related to value of business acquired ("VOBA"), deferred acquisition cost ("DAC"), deferred sale inducement ("DSI"), unearned revenue ("UREV") amortization and cost of reinsurance intangible, as applicable.
(b) The updated definition removes the impact of fair value accounting on FIA products for periods after December 31, 2017 and the fair value impacts of assumed reinsurance by our international subsidiaries for periods after September 30, 2018. Included in the one-month period ended December 31, 2017 is the impact of the immaterial error resulting from the model code error, net of VOBA amortization, as disclosed within the Company's Form 10-K.
(c) Adjustment not applicable for periods from December 31, 2017 through September 30, 2018, subsequent to the Business Combination as the affiliated reinsurance agreement and related activity are eliminated via consolidation for U.S. GAAP reporting.
(d) The Company recorded an immaterial out of period adjustment related to the December 1, 2017 fair value of the deferred income tax valuation allowance acquired from the Business Combination. See "Note 2. Significant Accounting Policies and Practices" of the Company’s Form 10-K for additional information.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Summary of Adjustments to Arrive at AOI

	Three months ended				One month ended	Two months ended	Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Revenue:
Insurance and investment product fees and other (a)	$—	$—	$—	$—	$(12)	$—	$—	$(12)
Net investment gains (losses) (b)	493	(92)	(3)	163	—	(8)	561	36
Increase (decrease) in total revenues	493	(92)	(3)	163	(12)	(8)	561	24

Benefits and expenses:
Benefits and other changes in policy reserves (c)	(182)	105	39	(188)	(10)	(19)	(226)	(28)
Acquisition and operating expenses, net of deferrals	12	(1)	3	8	4	29	22	42
Amortization of intangibles (d)	(47)	—	(8)	1	2	10	(54)	(1)
(Decrease) increase in total benefits and expenses	(217)	104	34	(179)	(4)	20	(258)	13

Increase (decrease) in pre-tax operating income	276	12	31	(16)	(16)	12	303	37

(Decrease) increase in interest expense	—	—	(2)	—	—	—	(2)	—
(Decrease) increase in income tax expense (benefit) (e)	(44)	1	(4)	19	110	(4)	(28)	95
Increase (decrease) in net income	$232	$13	$25	$3	$94	$8	$273	$132

(a) Insurance and investment product fees and other: includes the effect of contract fee termination.
(b) Net investment gains: includes the effect of net investment gains including OTTI, changes in fair values of FIA related derivatives and embedded derivatives, net of hedging costs. For the Predecessor and periods after September 30, 2018, effects of net investment gains include the change in fair value of the reinsurance related embedded derivative.
(c) Benefits and other changes in policy reserves: includes the effects of the changes in fair values of FIA embedded derivatives and the fair value impacts of assumed reinsurance by our international subsidiaries.
(d) Amortization of intangibles includes the impact on DAC, VOBA, DSI and cost of reinsurance of the adjustments in b-c above.
(e) The tax expense (benefit) includes the tax impact of the adjustments in a-d above, and for the Successor only, the impact of tax reform and the impact of affiliated reinsurance embedded derivative.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Notable Items Included in Net Income (Loss) and AOI

Each quarterly reporting period, we identify notable items that help explain the trends in our Net Income and AOI. The amounts below are included in disclosures within the Company's earnings releases to explain our Net Income and AOI results as we believe these items provide further clarity to the financial performance of the business.

	Three months ended				One month ended	Two months ended	Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions)
Net income (loss)	$(148)	$56	$40	$65	$(91)	$28	$13	$52

AOI	$84	$69	$65	$68	$3	$36	$286	$184
Notable Items (Not Trendable) Included within AOI and Net Income [(unfavorable)/favorable]
Legacy incentive compensation (a)	—	—	—	—	—	—	—	(2)
Project expenses (b)	(2)	—	(3)	—	—	—	(5)	—
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	4	5	5	8	(2)	1	22	2
Assumption review & DAC, VOBA, DSI and cost of reinsurance unlocking (d)	(4)	5	—	—	(9)	4	1	13
Bond prepay income / other (e)	15	—	4	—	—	—	19	2
(a) Change in certain long term incentive compensation costs, including the change in the liability for our FGLH stock compensation plan, which as a liability plan, is settled in cash and accounted for at fair value each reporting period (Predecessor only).
(b) Project related expenses.
(c) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations. Also, annually in the 3rd calendar quarter, we complete our Annual Assumption Review & Unlocking process by adjusting our valuation assumptions to align with actual experience.
(e) Bond prepayment income, changes in tax valuation, and other allowances related to reinsurance and agent debt, reinsurance settlements and other net favorable activity.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Capitalization/Book Value per Share

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in millions, except per share data)
Capitalization:
Debt	$550	$550	$550	$442	$412
Total debt	550	550	550	442	412
Total shareholders' equity	890	1,474	1,382	1,666	1,963
Total capitalization	1,440	2,024	1,932	2,108	2,375
AOCI	(937)	(569)	(603)	(278)	75
Total capitalization excluding AOCI (1)	$2,377	$2,593	$2,535	$2,386	$2,300

Total shareholders' equity	890	1,474	1,382	1,666	1,963
Equity available to preferred shareholders	406	398	391	384	377
Common shareholders' equity	484	1,076	991	1,282	1,586
AOCI	(937)	(569)	(603)	(278)	75
Total common shareholders' equity excluding AOCI (1)	$1,421	$1,645	$1,594	$1,560	$1,511

Common shares outstanding	221.06	214.37	214.37	214.37	214.37

Book Value per Share: (1)
GAAP Book value per common share including AOCI (1)	$2.19	$5.02	$4.62	$5.98	$7.40
GAAP Book value per common share excluding AOCI (1)	$6.43	$7.67	$7.44	$7.28	$7.05

Debt-to-Capital Ratios: (1)
Total Debt to Capitalization, excluding AOCI (1)	23.1%	21.2%	21.7%	18.5%	17.9%
Rating Agency Adjusted Debt to Capitalization, excluding AOCI (1)	31.7%	28.9%	29.4%	26.6%	26.1%

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on Common Shareholders' Equity (1)
Return on average common shareholders' equity	(1.5)%	15.1%	14.1%	16.2%	N/M
Return on average common shareholders' equity, excluding AOCI (1)	(1.0)%	11.8%	11.7%	15.1%	N/M

Return on Common Shareholders' Equity - AOI (1)
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	16.6%	15.3%	15.3%	15.9%	0.8%

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

	Three months ended
Quarterly Average ROE	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average common shareholders' equity	(80.0)%	19.0%	11.6%	16.2%	N/M
Return on average common shareholders' equity, excluding AOCI (1)	(40.7)%	12.1%	8.4%	15.1%	N/M
Adjusted Operating return on common shareholders' equity, excluding AOCI (1)	19.8%	15.3%	14.7%	15.9%	0.8%

(1) Refer to "Non-GAAP Financial Measures" for further details
N/M - Not meaningful.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Financial Strength Ratings

	A.M. Best	Fitch	Moody's	S&P
Holding Company Ratings
FGL Holdings
Issuer Credit / Default Rating	Not Rated	BB+	Ba3	BB+
Outlook		Positive	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BB+	Ba2	BB+
Outlook		Positive	Stable	Positive
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BB+	Not Rated	BB+
Outlook	Stable	Positive	Not Rated	Positive
Senior Unsecured Notes	bbb-	BB	Ba2	BB+
Outlook	Stable	Positive	Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	BBB	Baa2	BBB+
Outlook	Stable	Positive	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	BBB	Not Rated	BBB+
Outlook	Stable	Positive	Not Rated	Stable
F&G Reinsurance Ltd
Financial Strength Rating	A-	BBB-	Not Rated	Not Rated
Outlook	Stable	Stable	Not Rated	Not Rated
F&G Life Re Ltd
Financial Strength Rating	Not Rated	BBB	Baa2	BBB+
Outlook		Positive	Stable	Stable
*Reflects current ratings and outlooks as of date of filing

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three months ended	One month ended	Two months ended	Year ended
	December 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
			Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Yield on average assets under management "AAUM" (1)	4.51%	4.48%	4.93%	4.32%	4.80%
Less: Interest credited and option cost	(2.41)%	(2.47)%	(2.49)%	(2.37)%	(2.47)%
Total net investment spread - All product lines (1)	2.10%	2.01%	2.44%	1.95%	2.33%

FIA net investment spread	2.55%	2.67%	3.05%	2.41%	2.92%

Gross investment book yield - bonds purchased during the period (1)	5.80%	4.93%	4.68%	5.39%	4.83%

Net investment book yield - bonds purchased during the period (1)	5.47%	4.86%	4.58%	5.12%	3.39%

AAUM (1)	$26,140	$24,722	$21,167	$25,619	$21,492
(1) Refer to "Non-GAAP Financial Measures" for further details

Total Product Net Investment Spread
(Dollars in millions)	Three months ended	One month ended	Two months ended	Year ended
	December 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
			Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$295	$92	$174	$1,107	$1,031
AAUM	26,140	24,722	21,167	25,619	21,492
Yield	4.51%	4.48%	4.93%	4.32%	4.80%

Interest credits, less DSI	$76	$26	$51	$297	$297
Option & futures costs	61	17	31	227	187
Total interest credited and option costs	$137	$43	$82	$524	$484
Average account value	22,680	21,029	19,689	22,079	19,559
Interest credited & option cost	2.41%	2.47%	2.49%	2.37%	2.47%
Net investment spread	2.10%	2.01%	2.44%	1.95%	2.33%

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

FIA Net Investment Spread
(Dollars in millions)	Three months ended	One month ended	Two months ended	Year ended
	December 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
			Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Net investment income	$174	$57	$110	$664	$643
AAUM	15,430	14,776	13,245	15,207	13,271
Yield	4.50%	4.61%	4.98%	4.37%	4.84%

Interest credits, less DSI	$13	$6	$12	$60	$67
Option & futures costs	61	17	31	227	187
Total interest credited and option costs	$74	$23	$43	$287	$254
Average account value	15,162	14,091	13,370	14,663	13,227
Interest credited & option cost	1.95%	1.94%	1.93%	1.96%	1.92%
Net investment spread	2.55%	2.67%	3.05%	2.41%	2.92%

Sales Results by Product

(Dollars in millions)	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Fixed index annuities (FIA)	$667	$631	$549	$436	$462	$2,283	$1,779
Fixed rate annuities (MYGA)	185	211	220	142	161	758	610
Institutional spread based	105	—	—	200	—	305	136
Total annuity	$957	$842	$769	$778	$623	$3,346	$2,525
Index universal life	8	7	7	6	7	28	36
Flow reinsurance	53	45	$54	33	8	185	8
Total Sales	$1,018	$894	$830	$817	$638	$3,559	$2,569
(1) Institutional spread based product sales from funding agreement investment contracts issued with the Federal Home Loan Bank and held in our separate account.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Annuity Account Balance Rollforward (a)

(Dollars in millions)	Three months ended				One month ended (b)	Two months ended (a)
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	November 30, 2017
						Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Account balances at beginning of period:	$19,335	$18,769	$18,326	$18,041	$17,892	$16,819
Net deposits	884	845	756	548	223	404
Premium and interest bonuses	17	14	14	14	5	9
Fixed interest credited and index credits	99	148	143	177	71	130
Guaranteed product rider fees	(27)	(21)	(23)	(22)	(8)	(14)
Surrenders, withdrawals, deaths, etc.	(624)	(420)	(447)	(432)	(142)	(256)
Reinsurance treaty cession	(758)	—	—	—	—	—
Account balance at end of period	$18,926	$19,335	$18,769	$18,326	$18,041	$17,092
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.
(b) Beginning balance as of December 1, 2017 is inclusive of FSR after the Business Combination was completed and therefore does not agree to the November 30, 2017 ending balance.
Deferred Annuity Rider Reserve Summary

(Dollars in millions)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Rider reserve	$211	$193	$183	$165	$151
Account value with rider reserves	9,593	9,177	8,758	8,392	8,078
Rider reserves as a percentage of account value with rider reserves	2.2%	2.1%	2.1%	2.0%	1.9%

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Annuity Deposits by Product Type

	Three months ended	One month ended	Two months ended	Year ended
	December 31, 2018	December 31, 2017	November 30, 2017	December 31, 2018	December 31, 2017
			Predecessor
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Product Type	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$602	$146	$236	$1,941	$1,448
Fixed Strategy	84	32	52	312	355
	686	178	288	2,253	1,803

Fixed Rate Annuities:
Single-Year Rate Guaranteed	7	1	—	11	9
Multi-Year Rate Guaranteed	191	44	116	769	610
Total before coinsurance ceded	884	223	404	3,033	2,422
Coinsurance ceded	—	—	—	—	2
Net after coinsurance ceded	$884	$223	$404	$3,033	$2,420

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Account Values (net of reinsurance) at December 31, 2018 (unaudited):

	Surrender Charge			Net Account Value
	(Unaudited)
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%
Fixed Index Annuities	11	6	8%	$15,340	81%
Single-Year Rate Guaranteed	10	1	1%	311	2%
Multi-Year Rate Guaranteed	5	3	7%	3,275	17%
Total				$18,926	100%

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$405	$2,371
0.0% < 2.0%	4	156
2.0% < 4.0%	24	236
4.0% < 6.0%	544	1,007
6.0% < 8.0%	719	2,056
8.0% < 10.0%	1,870	3,050
10.0% or greater	20	6,464
	$3,586	$15,340

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Unaudited)
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of surrender charge	$2,659	—%
2019	1,037	4%
2020 - 2021	3,459	6%
2022 - 2023	2,526	7%
2024 - 2025	3,487	9%
Thereafter	5,758	11%
	$18,926	8%

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Unaudited)
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$555	$1,333
0.0% - 1.0%	211	1,320
1.0% - 2.0%	410	38
2.0% - 3.0%	2,410	6
Allocated to index strategies	—	12,643
	$3,586	$15,340

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	(Unaudited)
	1%	2%	3%	5%	6%
Current Cap	(Dollars in millions)
At minimum	$—	$—	$1,677	$593	$3
2-3%	1,072	—	—	—	—
3-4%	1,107	—	339	—	—
4-5%	423	—	234	—	—
5-6%	197	3	28	1	—
6-7%	89	3	28	—	3
7% +	104	57	195	—	70
Total:	$2,992	$63	$2,501	$594	$76

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$2,198
1% to 2%	2,557
2% to 3%	621
3% +	105
Total:	$5,481

3 Year Step Forward with Cap

	Minimum Guaranteed Cap 2%	Minimum Guaranteed Cap 5%
	(Unaudited)
Current Cap	(Dollars in millions)
At minimum	$—	$19
2% to 5%	2	—
5% to 7%	12	49
7% to 9%	—	40
9% to 11%	—	16
11% to 13%	—	8
Total:	$14	$132
There is an additional $791 million Account Value allocated to strategies not listed above. Of this $791 million, $13 million is at the guaranteed rates.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Summary of Invested Assets by Asset Class

(Dollars in millions)	December 31, 2018			December 31, 2017
	(Unaudited)			(Unaudited)
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$120	$119	—%	$84	$84	—%
United States Government sponsored entities	107	106	—%	123	122	1%
United States municipalities, states and territories	1,216	1,187	5%	1,736	1,747	7%
Foreign Governments	129	121	1%	198	197	1%
Corporate securities:
Finance, insurance and real estate	4,307	4,088	17%	5,464	5,500	23%
Manufacturing, construction and mining	632	574	2%	994	1,002	4%
Utilities, energy and related sectors	2,527	2,306	10%	2,262	2,281	10%
Wholesale/retail trade	1,520	1,376	6%	1,420	1,428	6%
Services, media and other	2,227	2,035	9%	2,327	2,359	10%
Hybrid securities	992	901	4%	1,066	1,067	5%
Non-agency residential mortgage-backed securities	920	925	4%	1,155	1,155	5%
Commercial mortgage-backed securities	2,568	2,537	11%	956	956	4%
Asset-backed securities	1,542	1,549	6%	987	987	4%
CLO securities	3,411	3,283	14%	2,074	2,078	9%
Alternative investments	563	560	2%	197	198	1%
Equity securities	1,475	1,332	6%	1,348	1,344	6%
Commercial mortgage loans	482	483	2%	548	549	2%
Residential mortgage loans	185	187	1%	—	—	—%
Other (primarily derivatives and FHLB common stock)	481	240	1%	1,249	524	2%
Short term investments	—	—	—%	25	25	—%
Total (a)	$25,404	$23,909	100%	$24,213	$23,603	100%
(a) Asset duration, including cash and cash equivalents, of 6.57 years and 6.72 years vs. liability duration of 6.19 years and 6.76 years for the periods ending December 31, 2018 and December 31, 2017, respectively.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Credit Quality of Fixed Maturity Securities at December 31, 2018 (unaudited)

NAIC Designation	Fair Value	Percent
	(Dollars in millions)
1	$10,928	52%
2	9,003	43%
3	967	4%
4	139	1%
5	65	—%
6	7	—%
	$21,109	100%

Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)
AAA	$627	3%
AA	1,415	7%
A	5,354	25%
BBB	8,328	39%
Not rated	3,612	17%
Total investment grade	19,336	91%
BB	1,307	6%
B and below	351	2%
Not rated	115	1%
Total below investment grade	1,773	9%
	$21,109	100%

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	December 31, 2018
	(Unaudited)
Collateral Type	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$164	$164
Prime	652	657
Subprime	104	104
Alt-A	107	106
	$1,027	$1,031
Total by NAIC designation
1	$1,002	$1,007
2	19	19
3	—	—
4	6	5
5	—	—
	$1,027	$1,031

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Top 10 Holdings by Issuers

(Dollars in millions)	December 31, 2018
	(Unaudited)
Issuer (a):	Fair Value	Percentage of Total Invested Assets
JP Morgan Chase & Co.	$115	0.5%
Metropolitan Transportation Authority (NY)	114	0.5%
AT&T Inc.	113	0.5%
HSBC Holdings	110	0.5%
Wells Fargo & Company	109	0.5%
General Mortors Co	103	0.4%
Nationwide Mutual Insurance Company	101	0.4%
Goldman Sachs Group, Inc.	100	0.4%
United Mexican States	99	0.4%
Energy Transfer Partners	99	0.4%
(a) Issuers excluding U.S. Governmental securities.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Reinsurance Counterparty Risk Top 5 Reinsurers

(Dollars in millions)		(Unaudited)
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Moody's
Wilton Re	$1,543	A+	Not Rated	Not Rated
Kubera Insurance (SAC) Ltd	758	Not Rated	Not Rated	Not Rated
Security Life of Denver	161	A	A	A2
Hannover Re	125	A+	AA-	Not Rated
London Life	109	A+	Not Rated	Not Rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Shareholder Information

Corporate Offices:
FGL Holdings
Boundary Hall, Cricket Square, 4th Floor
Grand Cayman KY1-1102
Cayman Islands

Investor Contact:
Diana Hickert-Hill
Investors@fglife.com
(410) 487-8898

Common stock and Dividend Information:
NYSE symbol: "FG"

	High	Low	Close	Dividend Declared
2018 (Unaudited)
First Quarter	$10.74	$8.65	$10.15	$—
Second Quarter	$10.22	$8.14	$8.39	$—
Third Quarter	$9.63	$8.35	$8.95	$—
Fourth Quarter	$9.08	$5.93	$6.66	$—

Transfer Agent
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

FGL HOLDINGS
Financial Supplement - December 31, 2018
(unaudited)

Research Analyst Coverage

Daniel Bergman
Citi Research
(212) 816-2132
Daniel.bergman@citi.com

Andrew Kligerman
Credit Suisse
(212) 325-5069
andrew.kligerman@credit-suisse.com

Alex Scott
Goldman Sachs
(917) 343-7160
alex.scott@gs.com

Pablo Singzon
J.P. Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Kenneth Lee
RBC Capital Markets
(212) 905-5995
kenneth.s.lee@rbccm.com

John Barnidge
Sandler O'Neill + Partners
(312) 281-3412
jbarnidge@sandleroneill.com
John Nadel
UBS Research
(212) 713-4299
john.nadel@ubs.com